Exhibit 10.13

Execution Version

INCREMENTAL ASSUMPTION AGREEMENT

AND AMENDMENT NO. 4

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 4 (this “Agreement”) dated as of January 19, 2017 relating to the Credit Agreement dated as of February 2, 2015 (as amended by the Incremental Assumption Agreement and Amendment No. 1, dated May 19, 2015, the Incremental Assumption Agreement and Amendment No. 2, dated February 1, 2016, the Incremental Assumption Agreement and Amendment No. 3, dated May 27, 2016, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”) among PRESIDIO HOLDINGS INC. (“Holdings”), PRESIDIO IS LLC (as successor to Presidio IS Corp.) (“Intermediate Holdings”), PRESIDIO LLC (as successor of Presidio, Inc.) and PRESIDIO NETWORKED SOLUTIONS LLC (as successor of Presidio Networked Solutions, Inc.), as borrowers (collectively, the “Borrowers”), certain subsidiaries of Holdings, as Subsidiary Loan Parties, the Lenders party thereto from time to time and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS:

WHEREAS, the Borrowers have (or the Borrower Representative on behalf thereof has) requested a Refinancing Term Loan in an aggregate principal amount of $703,624,504.76 (the “Term B Loan Refinancing”) pursuant to Section 2.21(j) of the Credit Agreement, the Net Proceeds of which plus cash on hand will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the Term B Loans outstanding on the 2017 Refinancing Effective Date (as defined below), together with accrued interest thereon (such amounts collectively, the “Term B Loan Repayment Amount”); and

WHEREAS, the institution listed on Schedule I hereto (the “Refinancing Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Term B Loan Refinancing set forth opposite its name under the heading “Refinancing Term Loan Commitment” on Schedule I hereto (the “Refinancing Term Loan Commitment”).

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Term B Loan Refinancing.

(a) Subject to the terms and conditions set forth herein, the Refinancing Term Lender agrees to make a Refinancing Term Loan to the Borrowers on the

2017 Refinancing Effective Date in a principal amount not to exceed its Refinancing Term Loan Commitment. Unless previously terminated, the Refinancing Term Loan Commitment shall terminate at 5:00 p.m., New York City time, on the 2017 Refinancing Effective Date.

(b) With effect from the 2017 Refinancing Effective Date, the Refinancing Term Loan shall be a “Term B Loan” and the Refinancing Term Lender shall be a Lender with an outstanding Term B Loan.

(c) Except as set forth in Section 3 hereof, the Refinancing Term Loans shall have the same terms as the Term B Loans.

SECTION 3. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2017 Incremental Assumption Agreement” means the Incremental Assumption Agreement and Amendment No. 4, dated as of January 19, 2017 among the Borrowers, Intermediate Holdings, Holdings, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“2017 Refinancing Effective Date” means the first date when each of the conditions under Section 5 of the 2017 Incremental Assumption Agreement have been met.

“Term Loan Step-Down Certificate” shall mean an officer’s certificate signed by a Responsible Officer (in their capacity as such) of the Borrower Representative and delivered to the Administrative Agent, certifying that (a) a Qualified IPO has occurred and (b) as of the date of such certificate, the Net Total Leverage Ratio, calculated on a Pro Forma Basis, is less than 4.00:1.00, and setting forth such calculations in reasonable detail.

(b) Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) with respect to any Term B Loan, 3.50% per annum in the case of any Eurocurrency Loan and 2.50% per annum in the case of any ABR Loan; provided that, from and after the date on which the Borrower has delivered the Term Loan Step-Down Certificate to the Administrative Agent, the interest rate margin with respect to any Term B Loan will be 3.25% per annum in the case of any Eurocurrency Loan and 2.25% per annum in the case of any ABR Loan;

(c) The following definitions are hereby amended and restated in their entirety to read as follows:

“Term B Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term B Loans hereunder as of the 2017 Refinancing Effective Date. The amount of each Lender’s Term B Loan Commitment as of the 2017 Refinancing Effective Date is set forth on Schedule I to the 2017 Incremental Assumption Agreement. The aggregate amount of the Term B Loan Commitments as of the 2017 Refinancing Effective Date is $703,624,504.76.

“Term B Loans” shall mean (a) the term loans made by the Lenders to the Borrowers pursuant to Section 2.01(a) and the 2017 Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(c).

(d) Section 2.10(a)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(A) in the case of quarterly payments due prior to the applicable Term Facility Maturity Date, an amount equal to 0.25% of the aggregate principal amount of Term B Loans outstanding immediately after the 2017 Refinancing Effective Date, and

(e) Section 2.10(c)(ii) of the Credit Agreement is hereby amended by amending and restating the parenthetical at the end thereof as follows:

(it being understood that the $25,000,000 voluntary payment made on December 30, 2016 shall not reduce amounts due in respect of the Term Loans on the succeeding Term Loan Installment Dates)

(e) Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase “on or prior to the date that is six months after the 2015 Refinancing Effective Date” in clause (d) and replacing it with the phrase “on or prior to the date that is six months after the 2017 Refinancing Effective Date”.

SECTION 4. Representations of the Borrower. The Borrower represents and warrants that:

(a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the 2017 Refinancing Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) no Event of Default or Default was continuing on and as of the 2017 Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2017 Refinancing Effective Date;

(c) Immediately after giving effect to the transactions contemplated hereunder on the 2017 Refinancing Effective Date, (i) the fair value of the assets of Holdings and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of Holdings and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of Holdings and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of Holdings and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) Holdings and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) Holdings and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the 2017 Refinancing Effective Date; and

(d) As of the 2017 Refinancing Effective Date, immediately after giving effect to the consummation of the transactions contemplated hereunder, Holdings does not intend to, and Holdings does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

SECTION 5. Conditions. This Agreement shall become effective as of the first date (the “2017 Refinancing Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from each Loan Party, the Refinancing Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received (i) any required notice of prepayment of Term B Loans pursuant to Section 2.10(d) of the Credit Agreement and (ii) any required notice of borrowing of Refinancing Term Loans pursuant to Section 2.03 of the Credit Agreement; provided, in each case, that such notice of prepayment and notice of borrowing shall be delivered in accordance with the time periods specified in Sections 2.10(d) and 2.03, as applicable, of the Credit Agreement or such shorter period as the Administrative Agent may agree;

(c) the representations and warranties set forth in Section 4 above shall be true and correct as of the date hereof;

(d) the Administrative Agent shall have received a certificate, dated the 2017 Refinancing Effective Date and executed by a Responsible Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 4 above;

(e) the Administrative Agent shall have received, on behalf of itself and the Refinancing Term Lender, a favorable written opinion of (A) Wachtell, Lipton, Rosen & Katz, as New York and Delaware special counsel for the Loan Parties and (B) McGuireWoods LLP, as Florida and Georgia counsel for the Loan Parties, in each case (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Refinancing Term Lender and (iii) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(f) the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Refinancing Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility Loans;

(g) the payment of the Term B Loan Repayment Amount by the Borrowers to the Administrative Agent for the accounts of the existing Term B Lenders, as a voluntary prepayment in full of the Term B Loans outstanding on the 2017 Refinancing Effective Date, shall occur simultaneously with the Borrowing of such Refinancing Term Loans; and

(h) any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) owing by the Borrower to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement or the Term B Loan Financing, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Term B Loan Refinancing).

SECTION 6. Waivers. Solely in connection with the borrowing of the Refinancing Term Loans on the 2017 Refinancing Effective Date and the voluntary prepayment in full of the Term B Loans in connection therewith and subject to Section 5(b) hereof, each of the Lenders party hereto hereby waive (a) any required notice of prepayment of Term B Loans pursuant to Section 2.10(d) of the Credit Agreement, (b) any request for the Term B Loan Refinancing pursuant to Section 2.21(j) of the Credit Agreement and (c) any required notice of borrowing of Refinancing Term Loans pursuant to Section 2.03 of the Credit Agreement.

SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any principle of conflicts of law that could require the application of any other law.

SECTION 8. Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Refinancing Term Loans) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 9. Consent. The Borrower and the Administrative Agent (to the extent required by the Credit Agreement) hereby consent to the assignment by the Refinancing Term Lender of any Refinancing Term Loans held by the Refinancing Term Lender on the date hereof; provided, that the Borrower consents to such assignment only to the extent that (i) the amount and relevant assignee of each such assignment has been disclosed by the Administrative Agent to the Borrower on or prior to the date hereof and (ii) such assignment is made within 90 days of the date hereof.

SECTION 10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 11. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement or the Term B Loan Financing, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Term B Loan Refinancing). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PRESIDIO HOLDINGS INC.
PRESIDIO IS LLC
PRESIDIO LLC
PRESIDIO NETWORKED SOLUTIONS LLC
PRESIDIO TECHNOLOGY CAPITAL, LLC
PRESIDIO NETWORKED SOLUTIONS GROUP, LLC

By:	/s/ Paul D. Fletcher
	Name:	Paul D. Fletcher
	Title:	Executive Vice President and Chief Financial Officer, and Assistant Secretary

3RD AVE. CREATIVE MARKETING & BRANDING LLC

By:	Presidio Networked Solutions LLC,
as Sole Member

By:	/s/ Paul D. Fletcher
	Name:	Paul D. Fletcher
	Title:	Executive Vice President and Chief Financial Officer, and Assistant Secretary

[Signature Page to Incremental Assumption Agreement and Amendment No. 4]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ ROBERT HETU
	Name:	ROBERT HETU
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement and Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Term Lender

By:	/s/ ROBERT HETU
	Name:	ROBERT HETU
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement and Amendment No. 4]

Schedule I

REFINANCING TERM LOAN COMMITMENTS

Refinancing Term Lender	Refinancing Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$703,624,504.76

Total	$703,624,504.76